UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 25, 2007
                                                 ____________________________


                              GS FINANCIAL CORP.
_____________________________________________________________________________
           (Exact name of registrant as specified in its charter)


Louisiana                         000-22269                        72-1341014
_____________________________________________________________________________
(State or other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation)                                        Identification No.)



3798 Veterans Boulevard, Metairie, Louisiana                            70002
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (504) 457-6220
                                                   __________________________


                                Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
           _____________________________________________

     On July 25, 2007, GS Financial Corp. (the "Company") reported its results of operations for the second quarter ended June 30, 2007.

     For additional information, reference is made to the Company's press release dated July 25, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Not applicable.

      (d) The registrant's press release, dated July 25, 2007, is attached hereto as Exhibit 99.1.



























                                        2

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     GS FINANCIAL CORP.



Date:  July 25, 2007           By:   /s/Stephen E. Wessel
                                     _______________________________________
                                     Stephen E. Wessel
                                     President and Chief Executive Officer































                                     3

                                 EXHIBIT INDEX


        Exhibit No.        Description
        _________________  __________________________________________________

        99.1               Press release dated July 25, 2007